EXHIBIT 32

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United-Guardian, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2026, as filed with the Securities and Exchange Commission (the "Report"), I, Donna Vigilante, President and Principal Executive Officer of the Company, and I, Andrea Young, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2026	By:	/s/ Donna Vigilante
Donna Vigilante
President & Principal Executive Officer

	By:	/s/ Andrea Young
Andrea Young
Chief Financial Officer